UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-21236

Dreyfus Stock Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	09/30
Date of reporting period:	03/31/19

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

Dreyfus International Equity Fund

FORM N-CSR

Item 1.          Reports to Stockholders.

Dreyfus International Equity Fund

SEMIANNUAL REPORT March 31, 2019

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus International Equity Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus International Equity Fund, covering the six-month period from October 1, 2018 through March 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The U.S. and many other developed economies continued their pattern of moderate growth during the six months. In October, equity markets experienced a sharp sell-off, stimulated in part by interest-rate increases, trade tensions and slowing global growth. The sell-off partially reduced prior gains on U.S. indices, while losses deepened in international developed and emerging markets. Global equities continued their general decline throughout the end of the calendar year. However, comments made in January by the U.S. Federal Reserve (the “Fed”) that it might slow the pace of interest-rate increases in 2019 helped trigger a rebound across equity markets. In a similar vein, other central banks pledged to continue policies that support economic growth, helping to further ease investor concerns. Talk of a potential trade agreement between the U.S. and China also helped buoy equity markets, which continued their upward trajectory through the end of the period.

Equity volatility and global growth concerns triggered a flight to quality in many areas of the bond market, raising Treasury prices and flattening the yield curve through the end of 2018. Corporate bonds were also affected by growth and leverage concerns, causing reduced liquidity, increased spreads, and falling prices through the end of the calendar year. Bond markets rebounded in January after encouraging comments by the Fed, and many indices continued to experience positive returns throughout February and March.

We remain positive on the near-term economic outlook for the U.S. but will monitor relevant data for any signs of change.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
April 15, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2018 through March 31, 2019, as provided by Mark A. Bogar, Andrew R. Leger, and James A. Lydotes, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended March 31, 2019, Dreyfus International Equity Fund’s Class A shares produced a total return of -6.37%, Class C shares returned -6.72%, Class I shares returned -6.25%, and Class Y shares returned -6.25%.1 In comparison, the fund’s benchmark, the MSCI EAFE Index (the “Index”), produced a total return of -3.81% for the same period.2

International equity markets provided negative returns over the reporting period, resulting from market volatility in the fourth quarter of 2018, fueled by geopolitical, trade, and economic uncertainty. The fund underperformed the Index, primarily due to stock selection in the health care and consumer discretionary sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. The fund normally invests at least 80% of its assets, plus any borrowings for investment purposes, in shares of companies located in the foreign countries represented in the Index and Canada, and may also invest up to 20% of its assets in securities of issuers located in emerging-market countries.

We employ a bottom-up investment approach using proprietary quantitative models and traditional qualitative analysis to identify attractive stocks. We seek to allocate country weights generally in accordance with the Index, but deviations from the Index country weightings may occur. We use the sector allocations of the Index as a guide, but allocations may differ from those of the Index. The fund’s stock selection process is designed to produce a diversified portfolio that, relative to the Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

A Tale of Two Markets

Global markets delivered two drastically different periods of behavior over the six months but lost ground over the reporting period as a whole. Through early fall, many equity markets felt pressure from slowing global growth, escalating trade issues between the U.S. and China, Brexit difficulties, and additional geopolitical issues elsewhere in Europe and the emerging markets. Volatility picked up in October, when renewed articulation of hawkish narratives by U.S. Federal Reserve (“Fed”) officials alarmed investors. In December, equities reached new lows for the year, as economic and political news continued to unnerve investors. Investors also feared the European Central Bank (ECB) would proceed with its plan to conclude stimulus measures in January, despite moderating growth rates.

January marked a turnaround in markets. Talk of a potential trade deal between the U.S. and China helped fuel investor optimism, as equity prices recovered. The ECB announced it would provide additional stimulus to support the Eurozone economy. At its first meeting of the year, the Fed emphasized its focus on data as a primary driver for rate-hike decisions, and its ability to suspend additional rate increases when the data is not supportive. These sentiments reassured investors of central bankers’ commitments to support flagging growth. The rebound continued throughout the month of January, and many equities maintained an upward trajectory during the months of February and March.

Stock Selections Drove Fund Performance

The fund underperformed the Index during the reporting period due in part to security selection shortfalls within the health care and consumer discretionary sectors. Stock choices among companies based in Japan, Switzerland, and Germany also hurt relative results. Fresenius SE & Co., a Germany-based health care company, was among the top overall detractors within the health care sector and the

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

portfolio as a whole. In consumer discretionary, a position in Japan-based Sony provided a headwind, as the stock fell during the reporting period on the back of softening earnings and the anticipation of stronger competition within its gaming division, as Google announced plans to enter the industry. Japanese auto parts manufacturer Denso also weighed on results as its stock price suffered during the period due to slowing sales in developed markets.

Conversely, positive contributors to the fund’s performance included positions in the consumer staples and utilities sectors, as well as companies based in Hong Kong, France, and the Netherlands. Overweight positions in consumer goods companies Unilever and Diageo benefited portfolio performance, as their stock prices rose during the period. Italy-based utility company Enel was also a top individual contributor to sector and portfolio returns. The company beat fourth-quarter profit targets, boosting its stock price. Sands China, a Hong Kong-based Macau casino and hospitality company was also a driver of relative results, as was Orange, France’s largest telecommunication services operator. A position in Heineken was also beneficial, as the beverage company’s stock price rose during the period on a reduction in the company’s debt burden and favorable guidance for the upcoming fiscal year.

A Constructive Investment Posture

We believe that the shift in sentiment seen at the start of 2019 may be beneficial to some parts of the global equity markets. It appears progress is being made in the ongoing U.S.-China trade discussions, where an ultimate agreement would underpin the recent rally in global equities. The Fed seems to be delaying additional interest-rate increases. Messages from other central banks, such as the ECB and the Bank of Japan, remain dovish. All of this seems to have provided comfort to investors and we are cautiously optimistic that these actions may support the markets. Based on recent market strength, we have made some modest shifts within the portfolio, including a reduction in exposure to the consumer discretionary sector, moving from a modest overweight to a benchmark-relative underweight. We also pared back our exposure to energy companies. Conversely, we have increased exposure to industrials and information technology names, moving from an underweight in each sector to relative overweight positions.

April 15, 2019

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s Class Y return reflects the absorption of certain fund expenses by The Dreyfus Corporation and Mellon Investments Corporation pursuant to an agreement in effect through February 1, 2020, at which time it may be extended, modified, or terminated. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks are enhanced in emerging-market countries. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund’s volatility.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus International Equity Fund from October 1, 2018 to March 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2019
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.41	$9.16	$4.11	$4.11
Ending value (after expenses)	$936.30	$932.80	$937.50	$937.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2019
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.64	$9.55	$4.28	$4.28
Ending value (after expenses)	$1,019.35	$1,015.46	$1,020.69	$1,020.69

† Expenses are equal to the fund’s annualized expense ratio of 1.12% for Class A, 1.90% for Class C, .85% for Class I and .85% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

March 31, 2019 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 92.3%
Australia - 6.0%
Aristocrat Leisure	349,336		6,106,468
BHP Group	314,840		8,602,870
Brambles	361,114		3,024,341
Macquarie Group	132,030		12,134,406
Northern Star Resources	343,183		2,169,894
South32	1,490,931		3,956,983
Woodside Petroleum	222,643		5,491,176
			41,486,138
Austria - 1.4%
OMV	172,782		9,371,649
Belgium - 1.2%
UCB	94,131		8,087,606
Denmark - .9%
Vestas Wind Systems	73,838		6,219,049
Finland - 1.2%
Nokia	1,508,460		8,581,456
France - 10.4%
Atos	87,863		8,505,532
BNP Paribas	160,930		7,712,971
Cie Generale des Etablissements Michelin	83,977		9,954,423
Edenred	136,078	[a]	6,197,553
Klepierre	224,334		7,857,446
LVMH	13,191		4,864,577
Sanofi	197,680		17,480,655
Vinci	95,263		9,272,903
			71,846,060
Germany - 6.1%
Allianz	40,912		9,099,608
Deutsche Boerse	69,368		8,894,000
Deutsche Post	161,647		5,258,824
Deutsche Telekom	874,743		14,518,912
Evonik Industries	163,975		4,464,537
			42,235,881
Hong Kong - 3.1%
AIA Group	1,216,800		12,112,032
Sun Hung Kai Properties	535,500		9,187,892
			21,299,924
Ireland - .7%
ICON	35,490	[a]	4,847,224

Description	Shares		Value ($)
Common Stocks - 92.3% (continued)
Italy - 4.1%
Enel	1,531,163		9,800,361
Leonardo	672,641		7,843,053
UniCredit	809,763		10,389,061
			28,032,475
Japan - 21.0%
Asahi Kasei	559,100		5,795,387
Chubu Electric Power	817,400		12,764,160
Denso	169,900		6,639,171
Fujitsu	90,700		6,568,269
Hitachi	330,800		10,747,779
ITOCHU	213,200		3,868,958
Kirin Holdings	376,200		9,006,302
Mitsubishi Electric	745,100		9,614,368
Panasonic	92,800		803,011
Recruit Holdings	228,100		6,537,639
Seven & i Holdings	242,300		9,143,305
Shin-Etsu Chemical	54,800		4,609,539
Shionogi & Co.	164,800		10,218,394
Shiseido	100,000		7,237,232
Sony	283,700		11,940,777
Sumitomo Mitsui Financial Group	452,800		15,844,977
Suzuki Motor	201,100		8,918,943
Yamato Holdings	159,100		4,116,367
			144,374,578
Macau - 1.3%
Sands China	1,792,400		9,006,093
Netherlands - 6.7%
Ahold	324,881		8,650,316
DSM	54,207	[a]	5,917,113
Heineken	97,350		10,284,166
NN Group	190,804		7,935,434
Royal Dutch Shell, Cl. B	415,392		13,130,337
			45,917,366
Portugal - .8%
Galp Energia	349,426	[a]	5,594,429
Singapore - 1.1%
United Overseas Bank	403,800		7,504,671
Spain - 3.8%
ACS Group	182,486		8,022,168
Amadeus IT Group	116,017		9,298,091
Banco Santander	1,951,901		9,083,517
			26,403,776

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 92.3% (continued)
Sweden - 1.5%
Alfa Laval	201,387		4,625,892
Swedish Match	105,754		5,385,560
			10,011,452
Switzerland - 8.0%
Ferguson	125,578		8,014,314
Julius Baer Group	161,615	[a]	6,540,465
Lonza Group	30,488	[a]	9,470,696
Novartis	245,181		23,597,133
OC Oerlikon	303,778	[a]	3,892,297
STMicroelectronics	259,377		3,838,677
			55,353,582
United Kingdom - 13.0%
Anglo American	249,176		6,690,245
BAE Systems	1,254,906		7,905,752
BT Group	1,444,548		4,201,295
Bunzl	128,753		4,248,029
Cineworld Group	1,072,078		4,097,929
Diageo	216,973		8,874,617
Fiat Chrysler Automobiles	621,067		9,286,547
GlaxoSmithKline	346,825		7,195,284
Legal & General Group	2,901,858		10,413,346
Melrose Industries	1,364,120		3,259,811
Prudential	283,608		5,684,472
Tesco	3,059,339		9,254,823
Unilever	142,651		8,181,591
			89,293,741
Total Common Stocks (cost $620,005,703)			635,467,150

Exchange-Traded Funds - .3%
United States - .3%
iShares MSCI EAFE ETF (cost $1,911,933)	29,716		1,927,380

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .9%
Registered Investment Companies - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $6,343,046)	2.46	6,343,046	[b]	6,343,046
Total Investments (cost $628,260,682)		93.5%		643,737,576
Cash and Receivables (Net)		6.5%		45,071,522
Net Assets		100.0%		688,809,098

ETF—Exchange-Traded Fund

a Non-income producing security.

b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Pharmaceuticals Biotechnology & Life Sciences	11.7
Capital Goods	11.1
Banks	7.3
Insurance	6.6
Materials	6.1
Automobiles & Components	5.1
Energy	4.9
Food, Beverage & Tobacco	4.9
Diversified Financials	4.0
Food & Staples Retailing	3.9
Software & Services	3.5
Utilities	3.3
Technology Hardware & Equipment	2.8
Telecommunication Services	2.7
Consumer Durables & Apparel	2.6
Real Estate	2.5
Commercial & Professional Services	2.3
Household & Personal Products	2.2
Consumer Services	2.2
Transportation	1.4
Investment Companies	.9
Media & Entertainment	.6
Semiconductors & Semiconductor Equipment	.6
Registered Investment Companies	.3
93.5

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 9/30/18($)	Purchases($)	Sales ($)	Value 3/31/19($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	7,325,498	77,871,265	78,853,717	6,343,046.9		46,864
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	3,991,592	3,991,592	-	-	-
Total	7,325,498	81,862,857	82,845,309	6,343,046.9		46,864

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS March 31, 2019 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Citigroup
United States Dollar	2,544,510	Euro	2,264,947	4/1/19	3,155
United States Dollar	955,243	Japanese Yen	105,858,081	4/2/19	(193)
Goldman Sachs
British Pound	1,540,000	United States Dollar	2,011,673	4/1/19	(5,590)
Japanese Yen	302,562,953	United States Dollar	2,731,566	4/1/19	(956)
UBS Securities
Australian Dollar	405,001	United States Dollar	287,260	4/1/19	330
Gross Unrealized Appreciation					3,485
Gross Unrealized Depreciation					(6,739)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2019 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	621,917,636	637,394,530
Affiliated issuers	6,343,046	6,343,046
Cash denominated in foreign currency	1,704,520	1,700,724
Receivable for shares of Beneficial Interest subscribed		43,175,350
Receivable for investment securities sold		11,282,336
Dividends, interest and securities lending income receivable		2,500,683
Tax reclaim receivable		1,983,412
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		3,485
Prepaid expenses		66,254
		704,449,820
Liabilities ($):
Due to Mellon Investments Corporation and affiliates—Note 3(c)		471,955
Payable for investment securities purchased		13,833,089
Payable for shares of Beneficial Interest redeemed		1,143,221
Unrealized depreciation on foreign currency transactions		40,909
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		6,739
Trustees fees and expenses payable		3,326
Interest payable—Note 2		1,783
Accrued expenses		139,700
		15,640,722
Net Assets ($)		688,809,098
Composition of Net Assets ($):
Paid-in capital		721,690,146
Total distributable earnings (loss)		(32,881,048)
Net Assets ($)		688,809,098

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	120,025,635	5,712,716	209,875,744	353,195,003
Shares Outstanding	3,285,304	154,170	5,649,734	9,512,946
Net Asset Value Per Share ($)	36.53	37.05	37.15	37.13

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2019 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $437,337 foreign taxes withheld at source):
Unaffiliated issuers	6,809,447
Affiliated issuers	46,864
Income from securities lending—Note 1(c)	226
Total Income	6,856,537
Expenses:
Investment advisory fee—Note 3(a)	2,554,407
Shareholder servicing costs—Note 3(c)	541,177
Administration fee—Note 3(a)	323,967
Custodian fees—Note 3(c)	68,577
Professional fees	45,961
Registration fees	38,912
Trustees’ fees and expenses—Note 3(d)	32,017
Distribution fees—Note 3(b)	22,603
Prospectus and shareholders’ reports	13,247
Loan commitment fees—Note 2	9,633
Interest expense—Note 2	4,387
Miscellaneous	22,530
Total Expenses	3,677,418
Less—reduction in expenses due to undertaking—Note 3(a)	(723,268)
Net Expenses	2,954,150
Investment Income—Net	3,902,387
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(13,362,667)
Net realized gain (loss) on forward foreign currency exchange contracts	77,803
Net Realized Gain (Loss)	(13,284,864)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(39,468,761)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(3,254)
Net Unrealized Appreciation (Depreciation)	(39,472,015)
Net Realized and Unrealized Gain (Loss) on Investments	(52,756,879)
Net (Decrease) in Net Assets Resulting from Operations	(48,854,492)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Operations ($):
Investment income—net	3,902,387	13,377,889
Net realized gain (loss) on investments	(13,284,864)	39,003,005
Net unrealized appreciation (depreciation) on investments	(39,472,015)	(34,470,113)
Net Increase (Decrease) in Net Assets Resulting from Operations	(48,854,492)	17,910,781
Distributions ($):
Distributions to shareholders:
Class A	(2,258,427)	(2,391,883)
Class C	(54,880)	(32,954)
Class I	(3,729,763)	(3,179,056)
Class Y	(7,106,468)	(5,996,138)
Total Distributions	(13,149,538)	(11,600,031)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	19,048,911	38,361,884
Class C	45,474	1,110,468
Class I	80,017,507	108,995,123
Class Y	18,061,782	40,070,573
Distributions reinvested:
Class A	1,472,407	1,415,328
Class C	43,255	24,371
Class I	3,307,036	2,656,559
Class Y	7,106,218	5,996,120
Cost of shares redeemed:
Class A	(22,024,123)	(62,206,726)
Class C	(1,087,122)	(6,008,129)
Class I	(77,498,444)	(76,943,896)
Class Y	(22,497,427)	(18,542,894)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	5,995,474	34,928,781
Total Increase (Decrease) in Net Assets	(56,008,556)	41,239,531
Net Assets ($):
Beginning of Period	744,817,654	703,578,123
End of Period	688,809,098	744,817,654

	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Capital Share Transactions (Shares):
Class Aa
Shares sold	537,606	950,497
Shares issued for distributions reinvested	45,055	35,059
Shares redeemed	(614,354)	(1,544,851)
Net Increase (Decrease) in Shares Outstanding	(31,693)	(559,295)
Class Ca
Shares sold	1,284	27,198
Shares issued for distributions reinvested	1,303	596
Shares redeemed	(30,235)	(148,383)
Net Increase (Decrease) in Shares Outstanding	(27,648)	(120,589)
Class Ia
Shares sold	2,192,683	2,658,507
Shares issued for distributions reinvested	99,580	64,826
Shares redeemed	(2,160,214)	(1,880,362)
Net Increase (Decrease) in Shares Outstanding	132,049	842,971
Class Y
Shares sold	516,649	975,559
Shares issued for distributions reinvested	214,107	146,390
Shares redeemed	(635,585)	(454,292)
Net Increase (Decrease) in Shares Outstanding	95,171	667,657

[a]During the period ended March 31, 2019, 57 Class C shares representing $2,082 were automatically converted to 58 Class A shares and during the period ended September 30, 2018, 104 Class A shares representing $4,014 were exchanged for 102 Class I shares and 6,902 Class C shares representing $279,214 were automatically converted to 6,913 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
Class A Shares	March 31, 2019	Year Ended September 30,
(Unaudited)		2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	39.86	39.51	33.37	32.37	35.69	33.61
Investment Operations:
Investment income—net[a]	.18	.63	.52	.58	.39	.50
Net realized and unrealized gain (loss) on investments	(2.81)	.34	6.18	.74	(3.23)	2.06
Total from Investment Operations	(2.63)	.97	6.70	1.32	(2.84)	2.56
Distributions:
Dividends from investment income—net	(.70)	(.62)	(.56)	(.32)	(.48)	(.48)
Net asset value, end of period	36.53	39.86	39.51	33.37	32.37	35.69
Total Return (%)[b]	(6.37)[c]	2.44	20.47	4.06	(8.01)	7.62
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.55[d]	1.56	1.64	1.59	1.37	1.40
Ratio of net expenses to average net assets	1.12[d]	1.12	1.12	1.12	1.12	1.12
Ratio of net investment income to average net assets	1.03[d]	1.55	1.50	1.79	1.12	1.38
Portfolio Turnover Rate	33.68[c]	54.84	90.15	79.90	87.33	89.36
Net Assets, end of period ($ x 1,000)	120,026	132,208	153,146	156,949	77,052	77,195

a Based on average shares outstanding.

b Exclusive of sales charge.

c  Not annualized.

d  Annualized.

See notes to financial statements.

Six Months Ended
Class C Shares	March 31, 2019	Year Ended September 30,
(Unaudited)		2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	40.13	39.63	33.43	32.46	35.79	33.75
Investment Operations:
Investment income—net[a]	.03	.25	.26	.31	.14	.24
Net realized and unrealized gain (loss) on investments	(2.78)	.40	6.20	.75	(3.25)	2.05
Total from Investment Operations	(2.75)	.65	6.46	1.06	(3.11)	2.29
Distributions:
Dividends from investment income—net	(.33)	(.15)	(.26)	(.09)	(.22)	(.25)
Net asset value, end of period	37.05	40.13	39.63	33.43	32.46	35.79
Total Return (%)[b]	(6.72)[c]	1.63	19.52	3.27	(8.73)	6.78
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.10[d]	2.06	2.13	2.16	2.14	2.17
Ratio of net expenses to average net assets	1.90[d]	1.90	1.90	1.90	1.90	1.90
Ratio of net investment income to average net assets	.17[d]	.63	.75	.95	.39	.66
Portfolio Turnover Rate	33.68[c]	54.84	90.15	79.90	87.33	89.36
Net Assets, end of period ($ x 1,000)	5,713	7,297	11,985	15,582	11,079	8,887

a Based on average shares outstanding.

b Exclusive of sales charge.

c  Not annualized.

d  Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Class I Shares	March 31, 2019	Year Ended September 30,
(Unaudited)		2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	40.54	40.12	33.82	32.74	36.03	33.85
Investment Operations:
Investment income—net[a]	.21	.78	.67	.66	.56	.62
Net realized and unrealized gain (loss) on investments	(2.83)	.32	6.22	.77	(3.34)	2.06
Total from Investment Operations	(2.62)	1.10	6.89	1.43	(2.78)	2.68
Distributions:
Dividends from investment income—net	(.77)	(.68)	(.59)	(.35)	(.51)	(.50)
Net asset value, end of period	37.15	40.54	40.12	33.82	32.74	36.03
Total Return (%)	(6.25)[b]	2.71	20.80	4.37	(7.77)	7.91
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.16[c]	1.10	1.19	1.18	1.03	1.04
Ratio of net expenses to average net assets	.85[c]	.85	.85	.85	.85	.85
Ratio of net investment income to average net assets	1.20[c]	1.91	1.89	1.99	1.57	1.70
Portfolio Turnover Rate	33.68[b]	54.84	90.15	79.90	87.33	89.36
Net Assets, end of period ($ x 1,000)	209,876	223,699	187,558	139,214	83,179	214,170

a Based on average shares outstanding.

b  Not annualized.

c  Annualized.

See notes to financial statements.

Six Months Ended
Class Y Shares	March 31, 2019	Year Ended September 30,
(Unaudited)		2018	2017	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	40.52	40.10	33.80	32.73	36.66
Investment Operations:
Investment income—net[b]	.23	.76	.67	.62	.10
Net realized and unrealized gain (loss) on investments	(2.85)	.34	6.22	.80	(4.03)
Total from Investment Operations	(2.62)	1.10	6.89	1.42	(3.93)
Distributions:
Dividends from investment income—net	(.77)	(.68)	(.59)	(.35)	—
Net asset value, end of period	37.13	40.52	40.10	33.80	32.73
Total Return (%)	(6.25)[c]	2.71	20.81	4.33	(10.72)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96[d]	.95	.99	1.00	1.01[d]
Ratio of net expenses to average net assets	.85[d]	.85	.85	.85	.85[d]
Ratio of net investment income to average net assets	1.29[d]	1.86	1.87	1.89	.95[d]
Portfolio Turnover Rate	33.68[c]	54.84	90.15	79.90	87.33
Net Assets, end of period ($ x 1,000)	353,195	381,613	350,889	260,069	221,483

a  From June 1, 2015 (commencement of initial offering) to September 30, 2015.

b  Based on average shares outstanding.

c  Not annualized.

d  Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus International Equity Fund (the “fund”) is a separate diversified series of Dreyfus Stock Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund’s investment objective is to seek long-term growth of capital. Effective January 2, 2019, BNY Mellon Asset Management North America Corporation was renamed Mellon Investments Corporation. Mellon Investments Corporation, a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s adviser. The Dreyfus Corporation (the “Administrator” or “Dreyfus”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Mellon Investments Corporation, serves as the fund’s Administrator.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Administrator, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the

FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2019 in valuing the fund’s investments:

	Level 1- Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs		Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Common Stocks	4,847,224	630,619,926	†	-	635,467,150
Exchange-Traded Fund	1,927,380	-		-	1,927,380
Investment Companies	6,343,046	-		-	6,343,046
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	3,485		-	3,485
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(6,739)		-	(6,739)

† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

†† Amount shown represents unrealized appreciation (depreciation) at period end.

At March 31, 2019, the amount of securities transferred between levels equals fair value of exchange traded equity securities reported as Level 2 in the table above. At September 30, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Administrator, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Administrator, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended March 31, 2019, The Bank of New York Mellon earned $56 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Administrator are considered “affiliated” under the Act.

Certain affiliated investment companies may also invest in the fund. At March 31, 2019, Dreyfus Diversified International Fund, an affiliate of the fund, held 8,674,091 Class Y shares representing approximately 47% of the fund’s net assets.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

As a result of the fund’s merger with Dreyfus International Value Fund, capital losses of $37,965,041 are available to offset future realized gains, if any. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual limitation. The acquired fund had $37,965,041 of long-term capital losses which can be carried forward for an unlimited period but are also subject to an annual limitation.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2018 was as follows: ordinary income

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

$11,600,031. The tax character of current year distributions will be determined at the end of the current fiscal year.

(h) New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Administrator in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to the Dreyfus Floating Rate Income Fund, a series of The Dreyfus/Laurel Funds, Inc. Prior to October 3, 2018, the unsecured credit facility with Citibank, N.A. was $830 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2019 was approximately $262,600 with a related weighted average annualized interest rate of 3.35%.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Mellon Investments Corporation, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets up to $500 million, .75% of the next $500 million of such assets, .70% of the next $500 million of such assets, .60% of the next $500 million of such assets and .50% of the fund’s average daily net assets in excess of $2 billion and is payable monthly. The effective investment advisory fee rate during the period ended March 31, 2019 was .79%.

The Administrator and Mellon Investments Corporation have contractually agreed to waive receipt of their fees and/or assume the direct expenses of the fund, so that such expenses (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed an annual rate of 1.12% for Class A shares, 1.90% for Class C shares, .85% for Class I shares and .85% for Class Y shares of the value of the respective class’ average daily net assets. With respect to Class A, Class C and Class I shares, this agreement will continue in effect, with respect to each class, until the fiscal year end following such time as the expenses are equal to or less than such annual rate for the applicable class. With respect to Class Y shares, this agreement will continue until February 1, 2020, after which the expense limitation can be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $723,268 during the period ended March 31, 2019.

The fund compensates the Administrator under an administration agreement for providing personnel and facilities to perform accounting and administration services for the fund at an annual rate of .10% of the value of the fund’s average daily net assets. Pursuant to the administration agreement, the fund was charged $323,967 during the period ended March 31, 2019.

During the period ended March 31, 2019, the Distributor retained $100 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended March 31, 2019, Class C shares were charged $22,603 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

31, 2019, Class A and Class C shares were charged $144,468 and $7,534, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees and the fund had an arrangement with the custodian to receive earnings credits when positive cash balance are maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Administrator, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2019, the fund was charged $17,526 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2019, the fund was charged $68,577 pursuant to the custody agreement.

During the period ended March 31, 2019, the fund was charged $6,305 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to Mellon Investments Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $435,929, administration fees $55,293, Distribution Plan fees $3,666, Shareholder Services Plan fees $26,825, custodian fees $54,512, Chief Compliance Officer fees $6,305 and transfer agency fees $5,613, which are offset against an expense reimbursement currently in effect in the amount of $116,188.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended March 31, 2019, amounted to $219,397,310 and $263,143,294, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended March 31, 2019 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

counterparty. Forward contracts open at March 31, 2019 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At March 31, 2019, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	3,485	(6,739)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	3,485	(6,739)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	3,485	(6,739)

The following table presents derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of March 31, 2019:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Citigroup	3,155		(193)	-	2,962
UBS Securities	330		-	-	330
Total	3,485		(193)	-	3,292

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Citigroup	(193)		193	-	-
Goldman Sachs International	(6,546)		-	-	(6,546)
Total	(6,739)		193	-	(6,546)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended March 31, 2019:

Average Market Value ($)
Forward contracts	1,432,026

At March 31, 2019, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $15,473,640, consisting of $49,192,609 gross unrealized appreciation and $33,718,969 gross unrealized depreciation.

At March 31, 2019, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on November 5-6, 2018, the Board considered the renewal of the fund’s Investment Advisory Agreement with Mellon Investments Corporation (“Mellon”) (formerly, known as BNY Mellon Asset Management North America Corporation), pursuant to which Mellon provides the fund with investment advisory services, and the fund’s Administration Agreement with Dreyfus, pursuant to which Dreyfus provides the fund with administrative services (together, the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Mellon and Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Mellon’s and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2018, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of Mellon, Dreyfus and/or their affiliates the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and noted that the fund’s returns were above the returns of the index in six of the ten calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were below the Expense Group and Expense Universe medians (with total expenses the lowest in the Expense Group).

Dreyfus representatives stated that Dreyfus and Mellon have contractually agreed to waive receipt of their fees and/or assume the expenses of the fund so that annual direct fund operating expenses of Class A shares, Class C shares, Class I shares and Class Y shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.12%, 1.90%, 0.85% and 0.85%, respectively. With respect to Class A, C and I shares, this agreement will continue in effect, with respect to each class, until the fiscal year end following such time as the expenses are equal to or less than such annual rate for the applicable class. With respect to Class Y shares, this agreement will continue until February 1, 2020, after which the expense limitation can be terminated at any time.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised by Mellon or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Mellon for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for providing services to the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided. The Board also considered the expense limitation arrangement and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus or Mellon from acting as administrator or investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Mellon and Dreyfus are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to Dreyfus and Mellon continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Mellon and its affiliates in connection with the management of the fund had been adequately considered by Mellon in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus, Mellon and their affiliates, of Dreyfus and the services provided to the fund by Mellon and Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

NOTES

NOTES

For More Information

Dreyfus International Equity Fund

200 Park Avenue
New York, NY 10166

Investment Adviser

Mellon Investments Corporation
BNY Mellon Center
One Boston Place
Boston, MA 02108-4408

Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DIEAX Class C: DIECX Class I: DIERX Class Y: DIEYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2019 MBSC Securities Corporation 0720SA0319

Item 2.          Code of Ethics.

                       Not applicable.

Item 3.          Audit Committee Financial Expert.

                       Not applicable.

Item 4.          Principal Accountant Fees and Services.

                       Not applicable.

Item 5.          Audit Committee of Listed Registrants.

                       Not applicable.

Item 6.          Investments.

(a)                  Not applicable.

Item 7.          Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                       Not applicable.

Item 8.          Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.          Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                       Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                       There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)          The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)          There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.               Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)     Not applicable.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Stock Funds

By:         /s/ Bradley J. Skapyak

               Bradley J. Skapyak

               President

Date:      May 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Bradley J. Skapyak

               Bradley J. Skapyak

               President

Date:      May 28, 2019

By:         /s/ James Windels

               James Windels

               Treasurer

Date:      May 28, 2019

EXHIBIT INDEX

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)